Exhibit 99.1

EXHIBIT A

JOINT FILING AGREEMENT

This will confirm the agreement by and among the undersigned that the Schedule 13G filed with the Securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership by the undersigned of the Class A ordinary shares, par value $0.0001 per share, of Warburg Pincus Capital Corp I-B (this “Agreement”), is being filed, and all amendments thereto will be filed, on behalf of each of the persons and entities named below that is named as a reporting person in such filing in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: February 14, 2022

Warburg Pincus Capital Corp I-B Sponsor, L.P.

By:	Warburg Pincus Capital Corporation GP LLC, its
general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its
managing member
By:	Warburg Pincus (Bermuda) Private Equity GP
Ltd., its general partner

/s/ Harsha Marti
	Name:	Harsha Marti
	Title:	Authorised Signatory

Warburg Pincus Capital Corporation GP LLC

By:	Warburg Pincus Partners II (Cayman), L.P., its
managing member
By:	Warburg Pincus (Bermuda) Private Equity GP
Ltd., its general partner

/s/ Harsha Marti
	Name:	Harsha Marti
	Title:	Authorised Signatory

Warburg Pincus Partners II (Cayman), L.P.

By:	Warburg Pincus (Bermuda) Private Equity GP
Ltd., its general partner

/s/ Harsha Marti
	Name:	Harsha Marti
	Title:	Authorised Signatory

Warburg Pincus Partners II Holdings (Cayman), L.P.

By:	WPP II Administrative (Cayman), LLC, its general partner
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its managing member

/s/ Harsha Marti
	Name:	Harsha Marti
	Title:	Authorised Signatory

WPP II Administrative (Cayman), LLC.

By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its managing member

/s/ Harsha Marti
	Name:	Harsha Marti
	Title:	Authorised Signatory

Warburg Pincus (Bermuda) Private Equity GP Ltd.

/s/ Harsha Marti
	Name:	Harsha Marti
	Title:	Authorised Signatory